Whitebox Mutual Funds

February 10, 2012

Supplement to the Prospectus
dated December 1, 2011

Investment Objectives and Strategies – Non-Principal Strategies Applicable to Both Funds

The Prospectus information on the Funds’ non-principal strategies related to investment companies, located on page 19 under “Investment Objectives and Strategies – Non-Principal Strategies Applicable to Both Funds,” is amended to read in its entirety as follows:

“Investment Companies.  Each Fund has the ability to invest in other investment companies, consisting of exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds.  ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index.  The Investment Company Act of 1940 limits the amount that a Fund may invest in other investment companies, prohibiting a Fund from: (i) investing more than 5% of the value of its total assets in the securities of any one investment company; (ii) investing more than 10% of the value of its total assets in the aggregate in securities of investment companies as a group; and (iii) owning more than 3% of the outstanding voting shares of any one investment company.  Pursuant to exemptive relief granted by the Securities and Exchange Commission, a Fund may invest in ETFs in excess of these limitations, provided the Fund complies with the conditions of the applicable exemptive relief.  Each Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the Investment Company Act of 1940 are met.”

Non-Principal Risks of Investing in the Funds

The section of the Prospectus labeled “Non-Principal Risks of Investing in the Funds,” which begins on page 20, is supplemented by adding the following non-principal risk:

“Exchange-Traded Funds Risk.  Most ETFs are investment companies and are therefore subject to the same limitations on and the same risks as one of the Funds.  In addition, investments in ETFs have unique characteristics, including but not limited to, the expense structure and additional expenses associated with investing in ETFs.  The price of an ETF can fluctuate over a wide range, and a Fund could lose money if the value of the basket of securities owned by the ETF goes down.  ETFs have additional risks unique to their structure: the market price of an ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop enough to ensure liquidity, and an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.”

Redemption Fee

The Prospectus information on the Funds’ redemption fee, located on page 28 under “Buying, Exchanging and Redeeming Shares – Redemption Fee,” is amended to read in its entirety as follows:

“With respect to each class of shares, a redemption fee of 2% of the amount redeemed is imposed on redemption proceeds on shares of any fund held for 60 days or less.  Each Fund charges this fee in order to discourage short-term investors.  Each Fund retains this fee for the benefit of the remaining shareholders.  This fee is imposed also on exchanges within 60 days of shares of one Fund for shares of the other Fund.  For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; (iii) redemptions in-kind; (iv) broker wrap fee and other fee-based programs (if the Funds’ have determined that a program’s investment strategy is not expected to result in frequent trading or that the program has adopted procedures reasonably designed to detect and deter frequent trading); and (v) retirement plans, including 401 (k) or 403(b) plans or plans administered as college savings programs under Section 529 of the Internal Revenue Code (if the plans request and receive a waiver of the fee).

The Funds also permit waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;

●	Redemptions related to death or due to a divorce decree;

●
Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees;

●
Certain types of employer-sponsored and 403(b) retirement plan transactions (if the retirement plan has not received a waiver), including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above.  If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

In addition to the circumstances previously noted, the Funds reserve the right to waive the redemption fee at their discretion where they believe such waiver is in the best interests of the Funds, including but not limited to when they determine that imposition of the redemption fee is not necessary to protect the Funds from the effects of short-term trading.  In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.  Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.”

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The date of this Supplement is February 10, 2012.

Please retain this Supplement for future reference.